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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08448

                          Pioneer Emerging Markets Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2011 through November 30, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                           Pioneer Emerging
                           Markets Fund

--------------------------------------------------------------------------------
                           Annual Report | November 30, 2012
--------------------------------------------------------------------------------

                           Ticker Symbols:

                           Class A     PEMFX
                           Class B     PBEFX
                           Class C     PCEFX
                           Class R     PEMRX
                           Class Y     PYEFX

                           [LOGO] PIONEER
                                  Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         27

Notes to Financial Statements                                                36

Report of Independent Registered Public Accounting Firm                      47

Approval of Investment Advisory Agreement                                    49

Trustees, Officers and Service Providers                                     53

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/12 1

President's Letter

Dear Shareowner,

The U.S. stock market rallied sharply through the third quarter of 2012 amid a sluggish, but nonetheless growing, U.S. economy. We have been cautiously optimistic about the U.S. from the start of the year, and the economic data continue to be encouraging. The housing and auto sectors are benefitting from record-low interest rates. The climate for consumer and business credit has improved, and inflation appears to be subdued. While corporate profits slowed in the third quarter, many U.S. companies continue to have strong balance sheets and to pay attractive dividends* compared to fixed-income securities.

All of these factors contributed to gains for investors who owned riskier assets, including equities and higher-yielding corporate bonds. Year to date through the end of the third quarter, the Standard & Poor's 500 Index returned 16.35%. In fixed income, the Bank of America Merrill Lynch High Yield Master II Index was up by 12.02% during the same period, while the Barclays Capital Aggregate Bond Index gained 3.99%. Treasury bonds, by contrast, generated a comparatively sluggish return of 1.70%, as measured by the Barclays Capital Intermediate Treasuries Index.

Despite this generally positive picture during the first three quarters of 2012, investors face powerful macroeconomic challenges in the months ahead. These include the threat of a so-called "fiscal cliff" in the U.S. budget process after the November elections, the European sovereign-debt crisis, and slowing growth in both Europe and China. Investors can continue to count on market volatility tied to these factors, although we remain optimistic that the underlying economic trends are moving in the right direction.

At Pioneer, we have long advocated the benefits of staying diversified** and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe in actively seeking out opportunities in undervalued securities and sectors around the globe. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

*   Dividends are not guaranteed.
** Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/12 3

Portfolio Management Discussion | 11/30/12

In the following interview, Sean Taylor, head of the global emerging markets equity team and senior vice president at Pioneer, discusses the investment environment for emerging market equities and the performance of Pioneer Emerging Markets Fund during the 12 months ended November 30, 2012. Mr. Taylor assumed responsibility for the daily management of the Fund on December 15, 2011.

Q How would you describe the investment environment for emerging market stocks during the 12 months ended November 30, 2012?

A Equities in the emerging markets delivered a healthy, double-digit gain during the 12 months ended November 30, 2012, as measured by the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index1, which returned 11.73% during the period. The asset class gained ground during the 12-month period as the aggressive monetary stimulus of the world's major central banks led to a substantial improvement in investor sentiment. In addition, the emerging markets continued to feature a wealth of companies generating rapid earnings growth at a time of very sluggish performance for the overall global economy.

    While strong on an absolute basis, the return of the emerging markets during the 12-month period lagged that of the world's developed markets, as measured by the MSCI World Index, which returned 14.31%, and U.S. large-cap stocks, as measured by the Standard & Poor's 500 Index, which returned 16.11%. The primary cause of the emerging markets' underperformance during the 12-month period was slowing growth across the region in general, and in China in particular. Although China's gross domestic product (GDP) growth has remained high (at 7% to 8% per year), current GDP levels represent a substantial decline from the 9% to 14% GDP growth the country's economy experienced from 2003 to 2010. Slower growth in China has had an effect on emerging market stocks worldwide,

1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Emerging Markets Fund | Annual Report | 11/30/12 since the resulting reduction in demand for raw materials in the country has weighed on commodity-related companies that are heavily represented in markets such as Brazil, Chile, South Africa, and many others.

Q   How did the Fund perform during the 12 months ended November 30, 2012?

A Pioneer Emerging Markets Fund's Class A shares returned 1.06% during the 12 months ended November 30, 2012, while the Fund's benchmark, the MSCI Emerging Markets Index (the MSCI Index), returned 11.73%. During the same period, the average return of the 521 mutual funds in Lipper's Emerging Markets Funds category was 8.34%.

Q What were the main reasons for the Fund's underperformance of the MSCI Index during the 12 months ended November 30, 2012?

A While emerging market equities performed well during the 12-month period, the Fund did not participate in the rally.

    A key factor in the Fund's underperformance of the broader market during the period was our use of valuation as one of the most important investment criteria for the portfolio, during a time when investors demonstrated a heavy bias in favor of growth stocks. During the period, the gap between the two styles was so large, in fact, that the premium between growth stocks and value stocks moved to its widest level in several years. We believe, however, that the wide gap between growth and value presents an opportunity for a potential mean reversion (return to average price levels) among the many value stocks owned by the Fund.

    From an attribution standpoint, the primary cause of the Fund's shortfall relative to the MSCI Index during the period was stock selection, particularly among the portfolio's investments in Korea, Taiwan, and China. In Korea, the Fund's relative performance was hurt by positions in three industrial stocks: GS Engineering & Construction, Doosan Heavy Industries & Construction, and Hyundai Heavy Industries. The companies saw slowing business trends due to the weak global economy in general, and in China and Japan in particular. In Taiwan, the Fund's stock picks lagged the MSCI Index in the information technology/telecom services areas, where notable detractors in the portfolio were E Ink, Catcher Technology, and Chunghwa Telecom. The Fund's largest detractor holding in China was Baidu, operator of the country's largest Internet search engine. Although the company continues to report stellar growth, it was pressured by slowing economic growth in the country as well as the general weakness of Chinese stocks during the 12-month period.

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/12 5

    Outside of holdings in the three Asian markets previously discussed, the Fund's most significant detractor holdings during the period were IAMGOLD, a Canada-based gold miner whose operations were interrupted by labor disputes in South Africa, and the Brazilian energy giant Petrobras, which saw its profits come under pressure due to government price controls.

    Sector allocation decisions also hurt the Fund's performance relative to the MSCI Index during the period. Specifically, benchmark-relative returns were hurt by portfolio underweights (below-benchmark weightings) in the financials and telecom services sectors, and overweights to information technology and consumer staples.

Q Which investment decisions benefited the Fund's performance the most during the 12 months ended November 30, 2012?

A The Fund added value relative to the benchmark through an underweight position in the underperforming materials sector, as well as stock selection results in the consumer staples and consumer discretionary sectors. From a geographical standpoint, the Fund registered its strongest performance in South Africa and Mexico. The Fund's holdings that contributed the most to performance during the period were the Latin American beverage companies Companhia de Bebidas das Americas ("Ambev") and Fomento Economico Mexicano, the Russian energy giant Gazprom, and the South African retail distributor Mr Price. The Fund's position in Taiwan Semiconductor also performed well during the period. The company is one of the largest suppliers to Apple and, therefore, was a beneficiary of the iPhone 5 launch.

Q From a country or regional perspective, how was the Fund positioned as of November 30, 2012, and what are your views on those regions?

A In Asia, the Fund was overweight in China and Korea as of November 30, 2012. Developments in China have remained equity friendly, with inflation running at 2% and earnings growth improving. In addition, the arrival of a new political leadership team suggests that policy priorities could change for the better, and while GDP growth may stabilize at lower levels than those recorded through 2010, growth in China is still quite strong on an absolute basis. We believe it is possible that the Chinese government may accelerate infrastructure investment as part of its current policy direction, and that would play to our existing investment strategy for the Fund in China. In Korea, we have maintained the portfolio's "smartphone" theme, with holdings in SK Hynix and Samsung Electronics.

    We also see Russia as a source of potential opportunity. In our view, investors have not paid attention to Russia's strengthening fundamental trends, such as positive credit growth, reform of the energy sector and the decline of the country's balance of payments. Russia represented the fourth-largest geographical allocation in the Fund as of November 30, 2012.

6 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

    We think investors who look closely at Russia will find a country with the lowest price-to-earnings (P/E) ratio among all nations represented in the MSCI Emerging Markets Index. One reason for the country's low P/E ratio is investors' persistent pessimism about the Russian government's reform efforts, which seems based on the belief that higher oil revenues will enable the government to "go slow" on implementing reforms. We think that presents an opportunity, given that many Russian companies have been demonstrating rising free cash flows. The energy giant Gazprom is the Fund's largest holding in the country.

    In Latin America, we remain positive on the outlook for both Mexico and Brazil. In the case of the former, we hold a favorable view on the economy, but bargains in the Mexican stock market have been hard to find. In Brazil, we would like to see increased political clarity, particularly with regard to energy prices, which could be a positive for near-term equity returns.

    The Fund's largest country-specific underweight is in South Africa, a nation that offers a complex sociopolitical outlook and where equities have been trading at the high end of their historic valuation ranges. In addition, South Africa recently has experienced elevated levels of labor unrest and has been showing signs of an increasingly unfavorable political environment. We believe valuations near historic highs indicate that South African stocks aren't adequately compensating investors for the potential risks involved with putting their money into the country.

Q   What is your broader view on the emerging markets as we head into 2013?

A We continue to take heart from the accommodative monetary policies of some of the world's major central banks. While the central banks' offerings of cheap credit are designed to aid economic growth in the developed world, emerging markets also have benefited from the policies. That can be a double-edged sword, however, since any threat to cheap credit conditions often causes investors to worry about the sustainability of such a catalyst, and that can lead to short-term profit taking. Therefore, we would caution investors that even though we hold a positive long-term view on the emerging markets equity asset class, market volatility may continue.

    Another potential positive for emerging market stocks is the divergence in available return between fixed-income securities and equities. The massive flow of monies into bonds in recent years has led to a sharp decline in the future return potential of fixed-income securities, and that makes stocks - which offer the combination of earnings growth and dividend yield - more attractive on a relative basis. We expect to see money drawn out of bonds and put into equities as asset allocators turn more positive in their outlook for global economic growth.

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/12 7

    From a longer-term standpoint, we believe the underlying fundamentals of the emerging markets remain strong, highlighted by low interest rates, improving corporate governance, and sound fiscal management at the government level. We believe those factors, together with emerging market stocks' robust growth and reasonable valuations, should continue to drive favorable long-term returns, despite periodic short-term volatility.

Please refer to the Schedule of Investments on pages 18-26 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

Portfolio Summary | 11/30/12

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 31.4%
Information Technology                                                     13.5%
Energy                                                                     11.7%
Materials                                                                  11.2%
Consumer Staples                                                            9.4%
Telecommunication Services                                                  7.6%
Consumer Discretionary                                                      7.2%
Industrials                                                                 6.3%
Health Care                                                                 1.1%
Utilities                                                                   0.6%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

South Korea                                                                16.0%
People's Republic of China                                                 12.6%
Brazil                                                                     10.7%
Russia                                                                      9.2%
Taiwan                                                                      8.6%
India                                                                       7.5%
Mexico                                                                      5.5%
Hong Kong                                                                   5.5%
South Africa                                                                4.9%
Indonesia                                                                   2.7%
Turkey                                                                      2.7%
Luxembourg                                                                  2.1%
United Kingdom                                                              2.0%
Cayman Islands                                                              1.9%
Malaysia                                                                    1.8%
Thailand                                                                    1.7%
Panama                                                                      1.4%
Israel                                                                      1.1%
Other (individually less than 1.0%)                                         2.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

  1.   Samsung Electronics Co., Ltd.                                       4.45%
--------------------------------------------------------------------------------
  2.   Itau Unibanco Holding SA (A.D.R.)                                   2.97
--------------------------------------------------------------------------------
  3.   Hon Hai Precision Industry Co., Ltd.                                2.49
--------------------------------------------------------------------------------
  4.   Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)               2.38
--------------------------------------------------------------------------------
  5.   Industrial & Commercial Bank of China, Ltd.                         2.31
--------------------------------------------------------------------------------
  6.   China Construction Bank Corp.                                       2.24
--------------------------------------------------------------------------------
  7.   Gazprom OAO (A.D.R.)                                                2.06
--------------------------------------------------------------------------------
  8.   iShares FTSE A50 China Index ETF                                    2.03
--------------------------------------------------------------------------------
  9.   Rio Tinto Plc                                                       2.03
--------------------------------------------------------------------------------
 10.   China Mobile, Ltd.                                                  1.96
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/12 9

Prices and Distributions | 11/30/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                       11/30/12                         11/30/11
--------------------------------------------------------------------------------
          A                          $23.24                           $23.10
--------------------------------------------------------------------------------
          B                          $19.66                           $19.74
--------------------------------------------------------------------------------
          C                          $19.70                           $19.76
--------------------------------------------------------------------------------
          R                          $22.30                           $22.23
--------------------------------------------------------------------------------
          Y                          $25.46                           $25.16
--------------------------------------------------------------------------------

Distributions per Share: 12/1/11-11/30/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                       Investment         Short-Term               Long-Term
        Class            Income          Capital Gains           Capital Gains
--------------------------------------------------------------------------------
          A              $   --             $   --                  $0.1042
--------------------------------------------------------------------------------
          B              $   --             $   --                  $0.1042
--------------------------------------------------------------------------------
          C              $   --             $   --                  $0.1042
--------------------------------------------------------------------------------
          R              $   --             $   --                  $0.1042
--------------------------------------------------------------------------------
          Y              $   --             $   --                  $0.1042
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The MSCI Emerging Markets Index measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

Performance Update | 11/30/12                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Markets Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                              Net Asset          Public Offering
Period                        Value (NAV)        Price (POP)
--------------------------------------------------------------------------------
10 Years                      12.45%             11.79%
5 Years                       -7.76              -8.85
1 Year                         1.06              -4.75
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2012)
--------------------------------------------------------------------------------
                              Gross
--------------------------------------------------------------------------------
                              1.95%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Emerging             MSCI Emerging
                       Markets Fund                 Markets Index
11/30/2002             $    9,425                   $   10,000
11/30/2003             $   13,486                   $   14,046
11/30/2004             $   16,703                   $   18,046
11/30/2005             $   22,686                   $   23,928
11/30/2006             $   31,045                   $   32,052
11/30/2007             $   45,646                   $   46,525
11/30/2008             $   17,388                   $   20,212
11/30/2009             $   32,365                   $   37,416
11/30/2010             $   36,523                   $   43,156
11/30/2011             $   30,154                   $   38,178
11/30/2012             $   30,474                   $   42,512

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 11

Performance Update | 11/30/12                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                              If                 If
Period                        Held               Redeemed
--------------------------------------------------------------------------------
10 Years                      11.50%             11.50%
5 Years                       -8.58              -8.58
1 Year                        0.13               -3.85
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2012)
--------------------------------------------------------------------------------
                              Gross              Net
--------------------------------------------------------------------------------
                              3.06%              2.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Emerging             MSCI Emerging
                       Markets Fund                 Markets Index
11/30/2002             $   10,000                   $   10,000
11/30/2003             $   14,213                   $   14,046
11/30/2004             $   17,445                   $   18,046
11/30/2005             $   23,512                   $   23,928
11/30/2006             $   31,909                   $   32,052
11/30/2007             $   46,517                   $   46,525
11/30/2008             $   17,562                   $   20,212
11/30/2009             $   32,403                   $   37,416
11/30/2010             $   36,245                   $   43,156
11/30/2011             $   29,667                   $   38,178
11/30/2012             $   29,705                   $   42,512

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

Performance Update | 11/30/12                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                              If                 If
Period                        Held               Redeemed
--------------------------------------------------------------------------------
10 Years                      11.60%             11.60%
5 Years                       -8.51              -8.51
1 Year                        0.23               0.23
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2012)
--------------------------------------------------------------------------------
                              Gross
--------------------------------------------------------------------------------
                              2.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Emerging             MSCI Emerging
                       Markets Fund                 Markets Index
11/30/2002             $   10,000                   $   10,000
11/30/2003             $   14,214                   $   14,046
11/30/2004             $   17,484                   $   18,046
11/30/2005             $   23,594                   $   23,928
11/30/2006             $   32,029                   $   32,052
11/30/2007             $   46,742                   $   46,525
11/30/2008             $   17,665                   $   20,212
11/30/2009             $   32,590                   $   37,416
11/30/2010             $   36,471                   $   43,156
11/30/2011             $   29,893                   $   38,178
11/30/2012             $   29,962                   $   42,512

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 13

Performance Update | 11/30/12                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                              If                 If
Period                        Held               Redeemed
--------------------------------------------------------------------------------
10 Years                      12.22%             12.22%
5 Years                       -7.96              -7.96
1 Year                        0.79               0.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2012)
--------------------------------------------------------------------------------
                              Gross              Net
--------------------------------------------------------------------------------
                              2.28%              2.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Emerging             MSCI Emerging
                       Markets Fund                 Markets Index
11/30/2002             $   10,000                   $   10,000
11/30/2003             $   14,339                   $   14,046
11/30/2004             $   17,688                   $   18,046
11/30/2005             $   23,972                   $   23,928
11/30/2006             $   32,673                   $   32,052
11/30/2007             $   47,946                   $   46,525
11/30/2008             $   18,225                   $   20,212
11/30/2009             $   33,846                   $   37,416
11/30/2010             $   38,138                   $   43,156
11/30/2011             $   31,417                   $   38,178
11/30/2012             $   31,665                   $   42,512

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 1, 2003, the actual performance of Class R shares is reflected. The performance of Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class R shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

Performance Update | 11/30/12                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Emerging Markets Fund, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                              If                 If
Period                        Held               Redeemed
--------------------------------------------------------------------------------
10 Years                      13.16%             13.16%
5 Years                       -7.27              -7.27
1 Year                         1.61               1.61
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2012)
--------------------------------------------------------------------------------
                              Gross
--------------------------------------------------------------------------------
                              1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                       Pioneer Emerging             MSCI Emerging
                       Markets Fund                 Markets Index
11/30/2002             $    5,000,000               $    5,000,000
11/30/2003             $    7,231,595               $    7,023,138
11/30/2004             $    9,028,933               $    9,022,894
11/30/2005             $   12,348,917               $   11,964,100
11/30/2006             $   16,992,327               $   16,026,244
11/30/2007             $   25,106,241               $   23,262,512
11/30/2008             $    9,612,634               $   10,106,113
11/30/2009             $   17,992,430               $   18,708,138
11/30/2010             $   20,401,707               $   21,578,036
11/30/2011             $   16,942,292               $   19,088,746
11/30/2012             $   17,215,394               $   21,256,032

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Fund

Based on actual returns from June 1, 2012 through November 30, 2012.

----------------------------------------------------------------------------------------------
Share Class                          A           B            C            R            Y
----------------------------------------------------------------------------------------------
Beginning Account Value          $1,000.00    $1,000.00   $1,000.00    $1,000.00    $1,000.00
on 6/1/12
----------------------------------------------------------------------------------------------
Ending Account Value             $1,086.32    $1,081.90   $1,082.28    $1,085.51    $1,089.30
(after expenses)
on 11/30/12
----------------------------------------------------------------------------------------------
Expenses Paid                    $   10.28    $   14.94   $   14.42    $   11.21    $    7.36
During Period*
----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of underlying funds. These combined totals were 1.97%, 2.87%, 2.77%, 2.15% and 1.41% for Class A, Class B, Class C, Class R and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 183/366 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

16 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2012 through November 30, 2012.

-------------------------------------------------------------------------------------------
Share Class                           A          B            C           R           Y
-------------------------------------------------------------------------------------------
Beginning Account Value          $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
on 6/1/12
-------------------------------------------------------------------------------------------
Ending Account Value             $1,015.15   $1,010.65   $1,011.15   $1,014.25   $1,017.95
(after expenses)
on 11/30/12
-------------------------------------------------------------------------------------------
Expenses Paid                    $    9.92   $   14.43   $   13.93    $  10.83   $    7.11
During Period*
-------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of underlying funds. These combined totals were 1.97%, 2.87%, 2.77%, 2.15% and 1.41% for Class A, Class B, Class C, Class R and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 183/366 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 17

Schedule of Investments | 11/30/12

---------------------------------------------------------------------------------------------
                  S&P/Moody's
                  Ratings
Shares            (unaudited)                                                   Value
---------------------------------------------------------------------------------------------
                                PREFERRED STOCKS -- 2.9%
                                ENERGY -- 0.6%
                                Integrated Oil & Gas -- 0.6%
        194,060                 Petroleo Brasileiro SA                          $   1,695,260
                                                                                -------------
                                Total Energy                                    $   1,695,260
---------------------------------------------------------------------------------------------
                                FOOD & STAPLES RETAILING -- 0.6%
                                Hypermarkets & Super Centers -- 0.6%
         39,766                 Cia Brasileira de Distribuicao Grupo
                                Pao de Acucar                                   $   1,694,111
                                                                                -------------
                                Total Food & Staples Retailing                  $   1,694,111
---------------------------------------------------------------------------------------------
                                FOOD, BEVERAGE & TOBACCO -- 1.1%
                                Brewers -- 1.1%
         83,487                 Cia de Bebidas das Americas                     $   3,459,001
                                                                                -------------
                                Total Food, Beverage & Tobacco                  $   3,459,001
---------------------------------------------------------------------------------------------
                                BANKS -- 0.6%
                                Diversified Banks -- 0.6%
        106,216                 Banco Bradesco SA                               $   1,764,755
                                                                                -------------
                                Total Banks                                     $   1,764,755
---------------------------------------------------------------------------------------------
                                TOTAL PREFERRED STOCKS
                                (Cost $7,475,802)                               $   8,613,127
---------------------------------------------------------------------------------------------
                                COMMON STOCKS -- 95.1%
                                ENERGY -- 11.1%
                                Oil & Gas Equipment & Services -- 0.4%
      1,210,700                 Sapurakencana Petroleum Bhd*                    $   1,126,678
---------------------------------------------------------------------------------------------
                                Integrated Oil & Gas -- 7.8%
         24,792                 Ecopetrol SA (A.D.R.)                           $   1,441,407
        702,371                 Gazprom OAO (A.D.R.)                                6,251,102
         58,397                 Lukoil OAO (A.D.R.)                                 3,674,923
      2,384,000                 PetroChina Co., Ltd.                                3,182,388
        318,052                 Petroleo Brasileiro SA                              2,843,938
         81,496                 Petroleo Brasileiro SA (A.D.R.)                     1,464,483
        151,000                 PTT PCL                                             1,573,429
        402,547                 Rosneft OAO (G.D.R.)                                3,140,978
                                                                                -------------
                                                                                $  23,572,648
---------------------------------------------------------------------------------------------
                                Oil & Gas Exploration & Production -- 1.1%
        797,000                 CNOOC, Ltd.                                     $   1,702,000
         70,121                 Pacific Rubiales Energy Corp.                       1,530,234
                                                                                -------------
                                                                                $   3,232,234
---------------------------------------------------------------------------------------------
                                Oil & Gas Refining & Marketing -- 1.0%
        133,074                 Reliance Industries, Ltd.                       $   1,942,915
         12,621                 S-Oil Corp.                                         1,140,941
                                                                                -------------
                                                                                $   3,083,856
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

---------------------------------------------------------------------------------------------
                  S&P/Moody's
                  Ratings
Shares            (unaudited)                                                   Value
---------------------------------------------------------------------------------------------
                                Coal & Consumable Fuels -- 0.8%
      1,727,000                 China Coal Energy Co., Ltd.                     $   1,739,721
        202,500                 China Shenhua Energy Co., Ltd.                        828,533
                                                                                -------------
                                                                                $   2,568,254
                                                                                -------------
                                Total Energy                                    $  33,583,670
---------------------------------------------------------------------------------------------
                                MATERIALS -- 11.3%
                                Commodity Chemicals -- 0.7%
          7,027                 LG Chem, Ltd.                                   $   2,024,443
---------------------------------------------------------------------------------------------
                                Fertilizers & Agricultural Chemicals -- 2.2%
         32,314                 Sociedad Quimica y Minera de Chile SA (A.D.R.)  $   1,828,972
        715,000                 Taiwan Fertilizer Co., Ltd.                         1,858,097
         80,151                 Uralkali OJSC (G.D.R.)                              2,969,624
                                                                                -------------
                                                                                $   6,656,693
---------------------------------------------------------------------------------------------
                                Construction Materials -- 1.2%
      1,515,700                 Indocement Tunggal Prakarsa Tbk PT              $   3,665,561
---------------------------------------------------------------------------------------------
                                Diversified Metals & Mining -- 3.5%
        423,000                 Jiangxi Copper Co., Ltd.                        $   1,085,347
        129,797                 MMC Norilsk Nickel OJSC (A.D.R.) (d)                2,059,245
          7,836                 MMC Norilsk Nickel OJSC (A.D.R.) (e)                  123,966
         63,632                 MMC Norilsk Nickel OJSC (A.D.R.) (f)                1,009,204
        123,478                 Rio Tinto Plc                                       6,148,439
                                                                                -------------
                                                                                $  10,426,201
---------------------------------------------------------------------------------------------
                                Gold -- 0.7%
         67,712                 AngloGold Ashanti, Ltd.                         $   2,095,905
---------------------------------------------------------------------------------------------
                                Steel -- 3.0%
        101,492                 Gerdau SA (A.D.R.)                              $     861,667
         11,608                 POSCO                                               3,457,149
         81,882                 Ternium SA (A.D.R.)                                 1,869,366
        171,827                 Vale SA (A.D.R.)                                    2,994,945
                                                                                -------------
                                                                                $   9,183,127
                                                                                -------------
                                Total Materials                                 $  34,051,930
---------------------------------------------------------------------------------------------
                                CAPITAL GOODS -- 4.9%
                                Aerospace & Defense -- 0.3%
         34,700                 Embraer SA (A.D.R.)                             $     865,071
---------------------------------------------------------------------------------------------
                                Construction & Engineering -- 3.0%
      1,987,000                 China Communications Construction Co., Ltd.     $   1,807,623
      1,770,000                 China Railway Construction Corp., Ltd.              1,974,625
         28,739                 Doosan Heavy Industries & Construction Co., Ltd.    1,078,824
         50,487                 Larsen & Toubro, Ltd.                               1,546,777
         17,553                 Samsung Engineering Co., Ltd.                       2,625,748
                                                                                -------------
                                                                                $   9,033,597
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 19

---------------------------------------------------------------------------------------------
                  S&P/Moody's
                  Ratings
Shares            (unaudited)                                                   Value
---------------------------------------------------------------------------------------------
                                Heavy Electrical Equipment -- 0.6%
        421,268                 Bharat Heavy Electricals, Ltd.                  $   1,815,014
---------------------------------------------------------------------------------------------
                                Construction & Farm Machinery &
                                Heavy Trucks -- 1.0%
         11,156                 Hyundai Heavy Industries Co., Ltd.              $   2,173,516
        766,800                 Zoomlion Heavy Industry Science and
                                Technology Co., Ltd.                                  985,019
                                                                                -------------
                                                                                $   3,158,535
                                                                                -------------
                                Total Capital Goods                             $  14,872,217
---------------------------------------------------------------------------------------------
                                TRANSPORTATION -- 1.4%
                                Airlines -- 1.4%
         44,205                 Copa Holdings SA                                $   4,192,402
                                                                                -------------
                                Total Transportation                            $   4,192,402
---------------------------------------------------------------------------------------------
                                AUTOMOBILES & COMPONENTS -- 3.7%
                                Auto Parts & Equipment -- 0.7%
          7,379                 Hyundai Mobis                                   $   1,954,057
---------------------------------------------------------------------------------------------
                                Automobile Manufacturers -- 3.0%
        453,000                 Great Wall Motor Co., Ltd.                      $   1,480,807
         27,461                 Hyundai Motor Co.                                   5,718,008
        395,822                 Tata Motors, Ltd.                                   1,994,299
                                                                                -------------
                                                                                $   9,193,114
                                                                                -------------
                                Total Automobiles & Components                  $  11,147,171
---------------------------------------------------------------------------------------------
                                CONSUMER DURABLES & APPAREL -- 0.2%
                                Homebuilding -- 0.2%
        528,951                 PDG Realty SA Empreendimentos e Participacoes   $     745,368
                                                                                -------------
                                Total Consumer Durables & Apparel               $     745,368
---------------------------------------------------------------------------------------------
                                MEDIA -- 1.8%
                                Broadcasting -- 1.1%
        131,770                 Grupo Televisa SAB (A.D.R.)                     $   3,118,996
---------------------------------------------------------------------------------------------
                                Cable & Satellite -- 0.7%
         35,322                 Naspers, Ltd.                                   $   2,176,369
                                                                                -------------
                                Total Media                                     $   5,295,365
---------------------------------------------------------------------------------------------
                                RETAILING -- 1.5%
                                Apparel Retail -- 1.5%
        313,532                 Mr Price Group, Ltd.                            $   4,681,085
                                                                                -------------
                                Total Retailing                                 $   4,681,085
---------------------------------------------------------------------------------------------
                                FOOD & STAPLES RETAILING -- 2.9%
                                Food Retail -- 1.3%
         52,777                 Magnit OJSC (G.D.R.)                            $   1,863,213
         96,120                 Shoprite Holdings, Ltd.                             2,071,544
                                                                                -------------
                                                                                $   3,934,757
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

---------------------------------------------------------------------------------------------
                  S&P/Moody's
                  Ratings
Shares            (unaudited)                                                   Value
---------------------------------------------------------------------------------------------
                                Hypermarkets & Super Centers -- 1.6%
      1,533,872                 Wal-Mart de Mexico SAB de CV                    $   4,806,802
                                                                                -------------
                                Total Food & Staples Retailing                  $   8,741,559
---------------------------------------------------------------------------------------------
                                FOOD, BEVERAGE & TOBACCO -- 4.7%
                                Soft Drinks -- 1.8%
         54,432                 Fomento Economico Mexicano SAB de CV (A.D.R.)   $   5,338,691
---------------------------------------------------------------------------------------------
                                Packaged Foods & Meats -- 1.3%
        120,569                 BRF-Brasil Foods SA                             $   2,190,060
      1,216,000                 Want Want China Holdings, Ltd.                      1,775,362
                                                                                -------------
                                                                                $   3,965,422
---------------------------------------------------------------------------------------------
                                Tobacco -- 1.6%
        474,283                 ITC, Ltd.                                       $   2,600,453
         28,590                 KT&G Corp.                                          2,262,602
                                                                                -------------
                                                                                $   4,863,055
                                                                                -------------
                                Total Food, Beverage & Tobacco                  $  14,167,168
---------------------------------------------------------------------------------------------
                                PHARMACEUTICALS, BIOTECHNOLOGY
                                & LIFE SCIENCES -- 1.1%
                                Pharmaceuticals -- 1.1%
         80,497                 Teva Pharmaceutical Industries, Ltd. (A.D.R.)   $   3,248,054
                                                                                -------------
                                Total Pharmaceuticals, Biotechnology &
                                Life Sciences                                   $   3,248,054
---------------------------------------------------------------------------------------------
                                BANKS -- 22.5%
                                Diversified Banks -- 22.5%
      8,566,000                 Agricultural Bank of China, Ltd.                $   3,753,961
         73,441                 Axis Bank, Ltd.                                     1,789,539
      1,434,000                 Bank Mandiri Persero Tbk PT                         1,232,090
      8,864,000                 Bank of China, Ltd.                                 3,736,639
      2,390,500                 Bank Rakyat Indonesia Persero Tbk PT                1,760,889
      8,859,000                 China Construction Bank Corp.                       6,783,718
        787,141                 Commerzbank AG*                                     1,413,054
        234,675                 Grupo Financiero Santander Mexico
                                SAB de CV (A.D.R.)*                                 3,428,602
        269,022                 HDFC Bank, Ltd.                                     3,484,952
        236,720                 ICICI Bank, Ltd.                                    4,809,128
     10,371,000                 Industrial & Commercial Bank of China, Ltd.         6,991,031
        593,095                 Itau Unibanco Holding SA (A.D.R.)                   8,985,389
        290,100                 Kasikornbank PCL                                    1,767,944
      1,170,100                 Malayan Banking Bhd                                 3,483,553
      1,990,415                 Mega Financial Holding Co., Ltd.                    1,557,691
        248,984                 Sberbank of Russia (A.D.R.)                         2,946,400
         76,948                 Sberbank of Russia (G.D.R.)*                          907,313
        314,800                 Siam Commercial Bank PCL                            1,665,744

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 21

---------------------------------------------------------------------------------------------
                  S&P/Moody's
                  Ratings
Shares            (unaudited)                                                   Value
---------------------------------------------------------------------------------------------
                                Diversified Banks -- (continued)
         69,973                 State Bank of India                                 2,800,341
        501,161                 Turkiye Halk Bankasi AS                             4,845,930
                                                                                -------------
                                                                                $  68,143,908
                                                                                -------------
                                Total Banks                                     $  68,143,908
---------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 4.0%
                                Other Diversified Financial Services -- 2.8%
        679,754                 FirstRand, Ltd.                                 $   2,216,401
        105,590                 Grupo BTG Pactual*                                  1,482,971
        142,130                 KB Financial Group, Inc.                            4,663,639
                                                                                -------------
                                                                                $   8,363,011
---------------------------------------------------------------------------------------------
                                Investment Banking & Brokerage -- 1.2%
      7,420,000                 Yuanta Financial Holding Co., Ltd.              $   3,750,919
                                                                                -------------
                                Total Diversified Financials                    $  12,113,930
---------------------------------------------------------------------------------------------
                                INSURANCE -- 0.8%
                                Life & Health Insurance -- 0.8%
        316,000                 Ping An Insurance Group Co. of China, Ltd.      $   2,389,335
                                                                                -------------
                                Total Insurance                                 $   2,389,335
---------------------------------------------------------------------------------------------
                                REAL ESTATE -- 1.5%
                                Real Estate Operating Companies -- 0.3%
         84,463                 BR Malls Participacoes SA                       $   1,085,419
---------------------------------------------------------------------------------------------
                                Real Estate Development -- 1.2%
      1,004,000                 China Overseas Land & Investment, Ltd.          $   2,970,233
      1,310,000                 Country Garden Holdings Co., Ltd.                     627,876
                                                                                -------------
                                                                                $   3,598,109
                                                                                -------------
                                Total Real Estate                               $   4,683,528
---------------------------------------------------------------------------------------------
                                SOFTWARE & SERVICES -- 1.6%
                                Internet Software & Services -- 1.0%
         98,200                 Tencent Holdings, Ltd.                          $   3,205,336
---------------------------------------------------------------------------------------------
                                Home Entertainment Software -- 0.6%
         11,707                 NCSoft Corp.                                    $   1,745,887
                                                                                -------------
                                Total Software & Services                       $   4,951,223
---------------------------------------------------------------------------------------------
                                TECHNOLOGY HARDWARE & EQUIPMENT -- 3.4%
                                Computer Hardware -- 0.3%
        828,000                 Wistron Corp.                                   $     907,879
---------------------------------------------------------------------------------------------
                                Computer Storage & Peripherals -- 0.6%
        348,000                 Catcher Technology Co., Ltd.                    $   1,783,136
---------------------------------------------------------------------------------------------
                                Electronic Manufacturing Services -- 2.5%
      2,357,300                 Hon Hai Precision Industry Co., Ltd.            $   7,555,350
                                                                                -------------
                                Total Technology Hardware & Equipment           $  10,246,365
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

---------------------------------------------------------------------------------------------
                  S&P/Moody's
                  Ratings
Shares            (unaudited)                                                   Value
---------------------------------------------------------------------------------------------
                                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 8.5%
                                Semiconductors -- 8.5%
         10,380                 Samsung Electronics Co., Ltd.                   $  13,476,621
        163,480                 SK Hynix, Inc.                                      3,683,327
        416,576                 Taiwan Semiconductor Manufacturing
                                Co., Ltd. (A.D.R.)                                  7,194,268
        683,300                 United Microelectronics Corp. (A.D.R.)              1,305,103
                                                                                -------------
                                                                                $  25,659,319
                                                                                -------------
                                Total Semiconductors &
                                Semiconductor Equipment                         $  25,659,319
---------------------------------------------------------------------------------------------
                                TELECOMMUNICATION SERVICES -- 7.6%
                                Integrated Telecommunication Services -- 1.6%
      2,772,000                 China Telecom Corp., Ltd.                       $   1,507,694
         50,880                 KT Corp.                                            1,771,528
      1,651,000                 Telekomunikasi Indonesia Persero Tbk PT             1,562,864
                                                                                -------------
                                                                                $   4,842,086
---------------------------------------------------------------------------------------------
                                Wireless Telecommunication Services -- 6.0%
        521,000                 China Mobile, Ltd.                              $   5,941,826
         50,749                 Millicom International Cellular SA                  4,354,303
        162,395                 Mobile Telesystems OJSC (A.D.R.)                    2,830,545
        228,491                 Turkcell Iletisim Hizmetleri AS (A.D.R.)*           3,461,639
        127,982                 Vodacom Group, Ltd.                                 1,709,465
                                                                                -------------
                                                                                $  18,297,778
                                                                                -------------
                                Total Telecommunication Services                $  23,139,864
---------------------------------------------------------------------------------------------
                                UTILITIES -- 0.6%
                                Electric Utilities -- 0.6%
         28,480                 Korea Electric Power Corp.*                     $     703,500
        434,300                 Tenaga Nasional Bhd                                   991,565
                                                                                -------------
                                                                                $   1,695,065
                                                                                -------------
                                Total Utilities                                 $   1,695,065
---------------------------------------------------------------------------------------------
                                TOTAL COMMON STOCKS
                                (Cost $266,605,888)                             $ 287,748,526
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 23

---------------------------------------------------------------------------------------------
                  S&P/Moody's
Principal         Ratings
Amount            (unaudited)                                                   Value
---------------------------------------------------------------------------------------------
                                CORPORATE BONDS -- 0.1%
                                HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                Personal Products -- 0.1%
    BRL 562,000         NR/NR   Hypermarcas SA, 11.3%, 10/15/18 (c)             $    184,172
    BRL 562,000         NR/NR   Hypermarcas SA, 3.0%, 10/15/15 (c)                   197,327
                                                                                -------------
                                                                                $    381,499
                                                                                -------------
                                Total Household & Personal Products             $    381,499
---------------------------------------------------------------------------------------------
                                TOTAL CORPORATE BONDS
                                (Cost $660,405)                                 $    381,499
---------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------
                                EXCHANGE TRADED FUNDS -- 2.0%
                                DIVERSIFIED FINANCIALS -- 2.0%
                                Other Diversified Financial Services -- 2.0%
      4,993,700                 iShares FTSE A50 China Index ETF                $  6,148,661
                                                                                -------------
                                Total Diversified Financials                    $  6,148,661
---------------------------------------------------------------------------------------------
                                TOTAL EXCHANGE TRADED FUNDS
                                (Cost $6,524,601)                               $  6,148,661
---------------------------------------------------------------------------------------------
                                RIGHTS/WARRANTS -- 0.0%
                                HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%
                                Personal Products -- 0.0%
           562                  Hypermarcas SA, 10/15/15 (c)                    $         --
                                                                                -------------
                                Total Household & Personal Products             $         --
---------------------------------------------------------------------------------------------
                                TOTAL RIGHTS/WARRANTS
                                (Cost $--)                                      $         --
---------------------------------------------------------------------------------------------
                                TOTAL INVESTMENT IN SECURITIES -- 100.1%
                                (Cost $281,266,696) (a) (b)                     $302,891,813
---------------------------------------------------------------------------------------------
                                OTHER ASSETS & LIABILITIES -- (0.1)%            $   (300,961)
---------------------------------------------------------------------------------------------
                                TOTAL NET ASSETS -- 100.0%                      $302,590,852
---------------------------------------------------------------------------------------------

*        Non-income producing security.

NR       Not rated by either S&P or Moody's.

(A.D.R.) American Depositary Receipts.

(G.D.R.) Global Depositary Receipts.

(a) At November 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $283,684,769 was as follows:

        Aggregate gross unrealized gain for all investments in which
           there is an excess of value over tax cost                            $ 34,910,402

        Aggregate gross unrealized loss for all investments in which
           there is an excess of tax cost over value                             (15,703,358)
                                                                                -------------
        Net unrealized gain                                                     $ 19,207,044
                                                                                -------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

(b) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

    South Korea                                                            16.0%
    People's Republic of China                                             12.6%
    Brazil                                                                 10.7%
    Russia                                                                  9.2%
    Taiwan                                                                  8.6%
    India                                                                   7.5%
    Mexico                                                                  5.5%
    Hong Kong                                                               5.5%
    South Africa                                                            4.9%
    Indonesia                                                               2.7%
    Turkey                                                                  2.7%
    Luxembourg                                                              2.1%
    United Kingdom                                                          2.0%
    Cayman Islands                                                          1.9%
    Malaysia                                                                1.8%
    Thailand                                                                1.7%
    Panama                                                                  1.4%
    Israel                                                                  1.1%
    Other (individually less than 1.0%)                                     2.1%
                                                                         -------
                                                                          100.0%
                                                                         -------

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(d) Security traded on the XLIF exchange.

(e) Security traded on the OOTC exchange.

(f) Security traded on the RTSX exchange.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2012 aggregated $524,585,789 and $590,814,214 respectively.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

BRL   Brazilian Real

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 25

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of November 30, 2012, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------
                                Level 1       Level 2          Level 3        Total
-------------------------------------------------------------------------------------------
Preferred Stocks                $ 8,613,127   $          --    $         --   $  8,613,127
Common Stocks (U.S.)             65,488,795              --              --     65,488,795
Common Stocks (Foreign)*         14,684,789     207,574,942              --    222,259,731
Corporate Bonds                          --              --         381,499        381,499
Exchange Traded Fund                     --       6,148,661              --      6,148,661
Rights/Warrants                          --              --              --**           --
-------------------------------------------------------------------------------------------
Total                           $88,786,711   $ 213,723,603    $    381,499   $302,891,813
===========================================================================================
Other Financial Instruments
Forward Foreign Currency
Settlement Contracts            $        --   $         (18)   $         --   $        (18)
===========================================================================================

* Level 2 securities are valued using inputs/data furnished by independent pricing services using fair value factors.

**  Security is valued at $0.

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

--------------------------------------------------------------------------------
                                                     Corporate     Rights/
                                                     Bonds         Warrants
--------------------------------------------------------------------------------
Balance as of 11/30/11                               $  597,933    $          --
Realized gain (loss)(1)                                      --               --
Change in unrealized appreciation (depreciation)(2)    (216,434)              --
Purchases                                                    --               --
Sales                                                        --               --
Transfers in and out of Level 3**                            --               --
--------------------------------------------------------------------------------
Balance as of 11/30/12                               $  381,499    $          --
================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) on investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

** Transfers are calculated on the beginning of period values. During the year ended November 30, 2012, there were no transfers between Levels 1, 2 and 3.

    Net change in unrealized depreciation
    of Level 3 investments still held and
    considered Level 3 as of 11/30/12                               $  (216,434)
                                                                    ------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

Statement of Assets and Liabilities | 11/30/12

ASSETS:
  Investment in securities, at value (cost $281,266,696)                        $302,891,813
  Receivables --
     Investment securities sold                                                    2,404,227
     Fund shares sold                                                                759,403
     Dividends                                                                       405,840
     Interest                                                                          4,253
  Other                                                                              107,408
---------------------------------------------------------------------------------------------
        Total assets                                                            $306,572,944
=============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                            $  1,937,570
     Fund shares repurchased                                                         471,984
     Due to custodian                                                              1,043,311
     Due to Pioneer Investment Management, Inc.                                       70,074
  Net unrealized depreciation on forward foreign currency settlement contracts            18
  Due to affiliates                                                                  161,050
  Accrued expenses                                                                   298,085
---------------------------------------------------------------------------------------------
        Total liabilities                                                       $  3,982,092
=============================================================================================
NET ASSETS:
  Paid-in capital                                                               $293,808,640
  Undistributed net investment income                                              1,008,839
  Accumulated net realized loss on investments and foreign
     currency transactions                                                       (13,849.475)
  Net unrealized gain on investments                                              21,625,117
  Net unrealized loss on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                   (2,269)
---------------------------------------------------------------------------------------------
        Total net assets                                                        $302,590,852
=============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $154,064,221/6,627,885 shares)                              $      23.24
  Class B (based on $6,846,534/348,325 shares)                                  $      19.66
  Class C (based on $29,770,981/1,511,559 shares)                               $      19.70
  Class R (based on $49,012,577/2,197,532 shares)                               $      22.30
  Class Y (based on $62,896,539/2,470,728 shares)                               $      25.46
MAXIMUM OFFERING PRICE:
  Class A ($23.24 (divided by) 94.25%)                                          $      24.66
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 27

Statement of Operations

For the Year Ended 11/30/12

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $789,280)         $  8,115,375
  Interest (net of foreign taxes withheld of $5,666)                 427,873
  Income from securities loaned, net                                   4,086
---------------------------------------------------------------------------------------------
        Total investment income                                                 $  8,547,334
---------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                               $  3,946,147
  Transfer agent fees
     Class A                                                         404,194
     Class B                                                          57,109
     Class C                                                          78,297
     Class R                                                          19,125
     Class Y                                                           4,979
  Distribution fees
     Class A                                                         440,203
     Class B                                                          83,891
     Class C                                                         334,894
     Class R                                                         305,330
  Shareholder communications expense                                 599,670
  Administrative reimbursements                                       98,173
  Custodian fees                                                     267,319
  Registration fees                                                   96,948
  Professional fees                                                   74,420
  Printing expense                                                    59,912
  Fees and expenses of nonaffiliated Trustees                         11,454
  Miscellaneous                                                       71,331
---------------------------------------------------------------------------------------------
     Total expenses                                                             $  6,953,396
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                                      (172,246)
---------------------------------------------------------------------------------------------
     Net expenses                                                               $  6,781,150
---------------------------------------------------------------------------------------------
        Net investment income                                                   $  1,766,184
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                $ (8,975,248)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies           (328,474)   $ (9,303,722)
---------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
     Investments                                                $ 11,459,475
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies              9,085    $ 11,468,560
---------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                     $  2,164,838
---------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                          $  3,931,022
=============================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------
                                                               Year Ended       Year Ended
                                                               11/30/12         11/30/11
----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $   1,766,184    $   2,822,002
Net realized gain (loss) on investments and
  foreign currency transactions                                   (9,303,722)      72,518,487
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                               11,468,560     (162,124,535)
----------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
        from operations                                        $   3,931,022    $ (86,784,046)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
     Class A ($0.10 and $1.15 per share, respectively)         $    (688,777)   $  (9,879,762)
     Class B ($0.10 and $1.15 per share, respectively)               (36,166)        (569,117)
     Class C ($0.10 and $1.15 per share, respectively)              (157,055)      (2,058,349)
     Class R ($0.10 and $1.15 per share, respectively)              (228,592)      (3,639,324)
     Class Y ($0.10 and $1.15 per share, respectively)              (255,847)      (2,937,555)
----------------------------------------------------------------------------------------------
        Total distributions to shareowners                     $  (1,366,437)   $ (19,084,107)
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                   $  42,308,970    $  81,929,355
Reinvestment of distributions                                      1,108,840       15,219,613
Cost of shares repurchased                                      (137,947,426)    (236,606,825)
----------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from
        Fund share transactions                                $ (94,529,616)   $(139,457,857)
----------------------------------------------------------------------------------------------
     Net decrease in net assets                                $ (91,965,031)   $(245,326,010)
NET ASSETS:
Beginning of year                                                394,555,883      639,881,893
----------------------------------------------------------------------------------------------
End of year                                                    $ 302,590,852    $ 394,555,883
----------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) investment income   $   1,008,839    $    (428,008)
==============================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 29

----------------------------------------------------------------------------------------------
                               '12 Shares    '12 Amount        '11 Shares       '11 Amount
----------------------------------------------------------------------------------------------
Class A
Shares sold                     1,009,935    $ 23,718,474          1,638,378    $  47,421,836
Reinvestment of distributions      28,717         658,757            388,417        8,646,297
Less shares repurchased        (3,411,575)    (80,072,602)        (4,577,821)    (133,802,347)
----------------------------------------------------------------------------------------------
     Net decrease              (2,372,923)   $(55,695,371)        (2,551,026)   $ (77,734,214)
==============================================================================================
Class B
Shares sold or exchanged           10,474    $    210,235             40,100    $   1,012,111
Reinvestment of distributions       1,808          35,102             28,670          545,327
Less shares repurchased          (188,563)     (3,958,186)          (336,322)      (8,406,115)
----------------------------------------------------------------------------------------------
     Net decrease                (176,281)   $ (3,712,849)          (267,552)   $  (6,848,677)
==============================================================================================
Class C
Shares sold                       165,891    $  3,307,821            247,875    $   6,171,885
Reinvestment of distributions       6,863         133,490             88,112        1,677,724
Less shares repurchased          (550,181)    (11,384,917)          (826,385)     (20,408,945)
----------------------------------------------------------------------------------------------
     Net decrease                (377,427)   $ (7,943,606)          (490,398)   $ (12,559,336)
==============================================================================================
Class R
Shares sold                       346,935    $  7,755,706            574,882    $  15,906,572
Reinvestment of distributions      10,056         221,432            164,656        3,525,277
Less shares repurchased        (1,459,379)    (32,849,470)        (1,637,994)     (44,529,740)
----------------------------------------------------------------------------------------------
     Net decrease              (1,102,388)   $(24,872,332)          (898,456)   $ (25,097,891)
==============================================================================================
Class Y
Shares sold                       247,156    $  7,316,734            370,971    $  11,416,951
Reinvestment of distributions       2,390          60,059             34,034          824,988
Less shares repurchased          (386,098)     (9,682,251)          (937,678)     (29,459,678)
----------------------------------------------------------------------------------------------
     Net decrease                (136,552)   $ (2,305,458)          (532,674)   $ (17,217,739)
==============================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------
                                                             Year        Year         Year       Year       Year
                                                             Ended       Ended        Ended      Ended      Ended
                                                             11/30/12    11/30/11     11/30/10   11/30/09   11/30/08
-----------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   23.10   $   29.42    $  26.11   $  14.20   $   38.29
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $    0.13   $    0.18    $   0.03   $   0.09   $    0.33
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                           0.11       (5.35)       3.32      12.00      (24.03)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $    0.24   $   (5.17)   $   3.35   $  12.10   $  (23.70)
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $      --   $      --    $  (0.04)  $  (0.19)  $      --
   Net realized gain                                             (0.10)      (1.15)         --         --       (0.39)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $    0.14   $   (6.32)   $   3.31   $  11.91   $  (24.09)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   23.24   $   23.10    $  29.42   $  26.11   $   14.20
=======================================================================================================================
Total return*                                                     1.06%     (17.44)%     12.85%     86.13%     (61.91)%
Ratio of net expenses to average net assets+                      1.95%       1.95%       1.94%      1.95%       1.86%
Ratio of net investment income to average net assets+             0.53%       0.58%       0.09%      0.49%       0.99%
Portfolio turnover rate                                            160%        191%         91%        68%         54%
Net assets, end of period (in thousands)                     $ 154,064   $ 207,935    $339,834   $407,113   $ 180,675
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                 2.03%       1.95%       1.94%      1.99%       1.86%
   Net investment income                                          0.45%       0.58%       0.09%      0.45%       0.99%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                   1.95%       1.95%       1.94%      1.95%       1.86%
   Net investment income                                          0.53%       0.58%       0.09%      0.49%       0.99%
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 31

---------------------------------------------------------------------------------------------------------------------------
                                                               Year        Year        Year         Year        Year
                                                               Ended       Ended       Ended        Ended       Ended
                                                               11/30/12    11/30/11    11/30/10     11/30/09    11/30/08
---------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                           $  19.74    $  25.57    $   22.86    $  12.39    $   33.84
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  (0.10)   $  (0.10)   $   (0.20)   $  (0.03)#  $    0.02
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                            0.12       (4.58)        2.91       10.50       (21.08)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $   0.02    $  (4.68)   $    2.71    $  10.47    $  (21.06)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       $     --    $     --    $      --    $     --    $      --
   Net realized gain                                              (0.10)      (1.15)          --          --        (0.39)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (0.08)   $  (5.83)   $    2.71    $  10.47    $  (21.45)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  19.66    $  19.74    $   25.57    $  22.86    $   12.39
===========================================================================================================================
Total return*                                                      0.13%     (18.15)%      11.86%      84.50%      (61.25)%
Ratio of net expenses to average net assets+                       2.85%       2.85%        2.85%       2.85%        2.75%
Ratio of net investment income (loss) to average net assets+      (0.36)%     (0.35)%      (0.79)%     (0.37)%       0.06%
Portfolio turnover rate                                             160%        191%          91%         68%          54%
Net assets, end of period (in thousands)                       $  6,847    $ 10,354    $  20,254    $ 25,130    $  16,323
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  3.27%       3.06%        2.96%       3.13%        2.75%
   Net investment income (loss)                                   (0.78)%     (0.56)%      (0.91)%     (0.65)%       0.06%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                    2.85%       2.85%        2.85%       2.85%        2.74%
   Net investment income (loss)                                   (0.36)%     (0.35)%      (0.79)%     (0.37)%       0.07%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

---------------------------------------------------------------------------------------------------------------------------
                                                                Year        Year        Year        Year        Year
                                                                Ended       Ended       Ended       Ended       Ended
                                                                11/30/12    11/30/11    11/30/10    11/30/09    11/30/08
---------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                            $  19.76    $  25.56    $  22.84    $  12.38    $   33.78
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  (0.06)   $  (0.05)   $  (0.17)   $  (0.06)#  $    0.06
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                             0.10       (4.60)       2.89       10.52       (21.07)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $   0.04    $  (4.65)   $   2.72    $  10.46    $  (21.01)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                        $     --    $     --    $     --    $     --    $      --
   Net realized gain                                               (0.10)      (1.15)         --          --        (0.39)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  (0.06)   $  (5.80)   $   2.72    $  10.46    $  (21.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  19.70    $  19.76    $  25.56    $  22.84    $   12.38
===========================================================================================================================
Total return*                                                       0.23%     (18.04)%     11.91%      84.49%      (62.21)%
Ratio of net expenses to average net assets+                        2.75%       2.73%       2.76%       2.85%        2.65%
Ratio of net investment income (loss) to average net assets+       (0.25)%     (0.20)%     (0.70)%     (0.39)%       0.20%
Portfolio turnover rate                                              160%        191%         91%         68%          54%
Net assets, end of period (in thousands)                        $ 29,771    $ 37,324    $ 60,809    $ 60,066    $  34,242
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   2.75%       2.73%       2.76%       2.89%        2.65%
   Net investment income (loss)                                    (0.25)%     (0.20)%     (0.70)%     (0.43)%       0.20%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                     2.75%       2.73%       2.76%       2.85%        2.64%
   Net investment income (loss)                                    (0.25)%     (0.20)%     (0.70)%     (0.39)%       0.21%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 33

---------------------------------------------------------------------------------------------------------------------
                                                             Year       Year        Year        Year      Year
                                                             Ended      Ended       Ended       Ended     Ended
                                                             11/30/12   11/30/11    11/30/10    11/30/09  11/30/08
---------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $  22.23   $  28.43    $  25.26    $ 13.80   $   37.32
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.10   $   0.10    $  (0.01)   $  0.12   $    0.16
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                          0.07      (5.15)       3.21      11.56      (23.29)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.17   $  (5.05)   $   3.20    $ 11.68   $  (23.13)
---------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $     --   $     --    $  (0.03)   $ (0.21)  $      --
   Net realized gain                                            (0.10)     (1.15)         --         --       (0.39)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.07   $  (6.20)   $   3.17    $ 11.46   $  (23.52)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  22.30   $  22.23    $  28.43    $ 25.26   $   13.80
=====================================================================================================================
Total return*                                                    0.79%    (17.62)%     12.68%     85.71%     (61.99)%
Ratio of net expenses to average net assets+                     2.13%      2.20%       2.10%      2.17%       2.13%
Ratio of net investment income (loss) to average net assets+     0.39%      0.33%      (0.02)%     0.19%       0.78%
Portfolio turnover rate                                           160%       191%         91%        68%         54%
Net assets, end of period (in thousands)                     $ 49,013   $ 73,347    $119,358    $84,064   $  25,341
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                2.13%      2.28%       2.10%      2.17%       2.13%
   Net investment income (loss)                                  0.39%      0.25%      (0.02)%     0.19%       0.78%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  2.13%      2.20%       2.10%      2.17%       2.13%
   Net investment income (loss)                                  0.39%      0.33%      (0.02)%     0.19%       0.78%
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

-------------------------------------------------------------------------------------------------------------------
                                                             Year       Year        Year      Year      Year
                                                             Ended      Ended       Ended     Ended     Ended
                                                             11/30/12   11/30/11    11/30/10  11/30/09  11/30/08
-------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  25.16   $  31.73    $ 28.12   $ 15.35   $   41.10
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $   0.28   $   0.38    $  0.17   $  0.22   $    0.35
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                          0.12      (5.80)      3.57     12.90      (25.71)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.40   $  (5.42)   $  3.74   $ 13.12   $  (25.36)
-------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $     --   $     --    $ (0.13)  $ (0.35)  $      --
   Net realized gain                                            (0.10)     (1.15)        --        --       (0.39)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.30   $  (6.57)   $  3.61   $ 12.77   $  (25.75)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  25.46   $  25.16    $ 31.73   $ 28.12   $   15.35
===================================================================================================================
Total return*                                                    1.61%    (16.96)%    13.39%    87.18%     (61.71)%
Ratio of net expenses to average net assets+                     1.39%      1.40%      1.44%     1.42%       1.38%
Ratio of net investment income to average net assets+            1.10%      1.13%      0.60%     1.03%       1.45%
Portfolio turnover rate                                           160%       191%        91%       68%         54%
Net assets, end of period (in thousands)                     $ 62,897   $ 65,597    $99,627   $77,721   $  37,445
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.39%      1.40%      1.44%     1.42%       1.38%
   Net investment income                                         1.10%      1.13%      0.06%     1.03%       1.45%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  1.39%      1.40%      1.44%     1.42%       1.38%
   Net investment income                                         1.10%      1.13%      0.60%     1.03%       1.45%
===================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 35

Notes to Financial Statements | 11/30/12

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R, and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

36 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Fund.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 37

    At November 30, 2012, there were three securities valued using fair value methods (in addition to securities that were valued using prices supplied by independent pricing services) representing 0.13% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

38 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2012, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended November 30, 2012, the Fund paid no such taxes.

    In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of November 30, 2012, the Fund had no reserve related to capital gains.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At November 30, 2012, the Fund reclassified $329,337 to decrease undistributed net investment income and $329,337 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At November 30, 2012, the Fund was permitted to carry forward indefinitely $11,431,402 of short-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 39

    The tax character of distributions paid during the years ended November 30, 2012 and November 30, 2011 was as follows:

    ----------------------------------------------------------------------------
                                                           2012             2011
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                  $       --     $         --
    Long-term capital gain                            1,366,437       19,084,107
    ----------------------------------------------------------------------------
       Total                                         $1,366,437     $ 19,084,107
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at November 30, 2012:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                   $ 1,008,839
    Capital loss carryforward                                       (11,431,402)
    Net unrealized gain                                              19,204,775
    ----------------------------------------------------------------------------
       Total                                                        $ 8,782,212
    ============================================================================

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $21,951 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2012.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

40 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Securities Lending

    The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. As of May 8, 2012, the Fund ended its involvement in the securities lending program.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 41

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 1.15% of the Fund's average daily net assets up to $1 billion and 1.10% on assets over $1 billion. For the year ended November 30, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was 1.15% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.95%, 2.85%, 2.85% and 2.20% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. Fees waived and expenses reimbursed during the year ended November 30, 2012 are reflected on the Statement of Operations. Class Y shares do not have an expense limitation. These expense limitations are in effect through April 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $30,101 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly-owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

42 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $351,633
Class B                                                                   19,818
Class C                                                                   54,916
Class R                                                                  150,794
Class Y                                                                   22,509
--------------------------------------------------------------------------------
   Total                                                                $591,670
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $125,453 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2012.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,496 in distribution fees payable to PFD at November 30, 2012.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 43

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2012, CDSCs in the amount of $11,416 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended November 30, 2012, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At November 30, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of settlement hedge contracts open during the year ended November 30, 2012 was $5,922,673. The average value of portfolio hedge contracts open during the year ended November 30, 2012 was $381,284. At November 30, 2012, the Fund had no outstanding portfolio hedges. At November 30, 2012, the Fund's gross forward currency settlement contracts receivable and payable were $1,461,741 and $1,461,759, respectively, resulting in a net payable of $18.

44 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2012, the Fund had no borrowings under a credit facility.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of November 30, 2012 were as follows:

--------------------------------------------------------------------------------------
Derivatives Not
Accounted for as              Asset Derivatives 2012      Liabilities Derivatives 2012
Hedging Instruments           -----------------------     ----------------------------
Under Accounting              Statement of Assets         Statement of Assets
Standards Codification        and Liabilities             and Liabilities
(ASC) 815                     Location          Value     Location              Value
--------------------------------------------------------------------------------------
Net Unrealized Depreciation   Receivables       $--       Payables              $18
on Forward Foreign Currency
Settlement Contracts*
--------------------------------------------------------------------------------------
    Total                                       $--                             $18
======================================================================================

* Forward foreign exchange contracts are shown as a net payable on the Statement of Assets and Liabilities.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 45

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2012 was as follows:

---------------------------------------------------------------------------------------------
Derivatives Not                                                                Change in
Accounted for as                                                 Realized      Unrealized
Hedging Instruments                                              Gain on       Gain (Loss)
Under Accounting            Location of Gain or (Loss)           Derivatives   on Derivatives
Standards Codification      on Derivatives Recognized            Recognized    Recognized
(ASC) 815                   in Income                            in Income     in Income
---------------------------------------------------------------------------------------------
Forward Foreign Currency    Net realized gain (loss) on forward  $8,983
Portfolio Hedge Contracts   foreign currency contracts and
                            other assets and liabilities
                            denominated in foreign currencies

Forward Foreign Currency    Net realized gain (loss) on          $(8,810)
Settlement Contracts        forward foreign currency
                            contracts and other assets
                            and liabilities denominated in
                            foreign currencies

Forward Foreign Currency    Change in net unrealized gain                      $7,840
Settlement Contracts        (loss) on forward foreign currency
                            contracts and other assets and
                            liabilities denominated in
                            foreign currencies

46 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Emerging Markets Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Emerging Markets Fund (the "Fund"), including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Fund at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP

Boston, Massachusetts
January 28, 2013

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 47

Additional Information (unaudited)

For the fiscal year ending November 30, 2012, the Fund has elected to pass through foreign tax credits of $500,132.

48 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Emerging Markets Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 49 by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one, three and five year periods ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered reasons for the underperformance of the Fund relative to its peer group and the steps recently taken by PIM in an effort to improve the performance of the Fund, including changes to the Fund's portfolio management team. The Trustees agreed that they would continue to closely monitor the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

50 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees noted that the Fund's management fee was only four basis points higher than the median management fee paid by other funds in its Morningstar category. The Trustees also noted information that showed that the current management fee would be nine basis points above the median management fee of the Fund's Morningstar category at a hypothetical asset level of $1 billion. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the impact of the Fund's non-management fee expenses on the Fund's expense ratio, noting in particular the Fund's shareholder fees and communications expenses.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 51 further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

52 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 53

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                         Other Directorships
Position Held with the Fund    Length of Service            Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)           Trustee since 2006.          Chairman and Chief Executive Officer,         Director, Broadridge
Chairman of the Board          Serves until a successor     Quadriserv, Inc. (technology products for     Financial Solutions, Inc.
and Trustee                    trustee is elected or        securities lending industry) (2008 -          (investor communications
                               earlier retirement or        present); private investor (2004 - 2008);     and securities processing
                               removal.                     and Senior Executive Vice President, The      provider for financial
                                                            Bank of New York (financial and securities    services industry) (2009
                                                            services) (1986 - 2004)                       - present); Director,
                                                                                                          Quadriserv, Inc. (2005 -
                                                                                                          present); and
                                                                                                          Commissioner, New Jersey
                                                                                                          State Civil Service
                                                                                                          Commission (2011 -
                                                                                                          present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)             Trustee since 2005.          Managing Partner, Federal City Capital        Director of Enterprise
Trustee                        Serves until a successor     Advisors (corporate advisory services         Community Investment,
                               trustee is elected or        company) (1997 - 2004 and 2008 - present);    Inc. (privately-held
                               earlier retirement or        Interim Chief Executive Officer, Oxford       affordable housing finance
                               removal.                     Analytica, Inc. (privately held research      company) (1985 - 2010);
                                                            and consulting company) (2010); Executive     Director of Oxford
                                                            Vice President and Chief Financial Officer,   Analytica, Inc. (2008 -
                                                            I-trax, Inc. (publicly traded health care     present); Director of The
                                                            services company) (2004 - 2007); and          Swiss Helvetia Fund, Inc.
                                                            Executive Vice President and Chief            (closed-end fund) (2010 -
                                                            Financial Officer, Pedestal Inc.              present); and Director of
                                                            (internet-based mortgage trading company)     New York Mortgage Trust
                                                            (2000 - 2002)                                 (publicly traded mortgage
                                                                                                          REIT) (2004 - 2009, 2012
                                                                                                          - present)
------------------------------------------------------------------------------------------------------------------------------------

54 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                         Other Directorships
Position Held with the Fund    Length of Service            Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)      Trustee since 2008.          William Joseph Maier Professor of             Trustee, Mellon
Trustee                        Serves until a successor     Political Economy, Harvard University         Institutional Funds
                               trustee is elected or        (1972 - present)                              Investment Trust and
                               earlier retirement or                                                      Mellon Institutional
                               removal.                                                                   Funds Master Portfolio
                                                                                                          (oversaw 17 portfolios in
                                                                                                          fund complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)      Trustee since 1994.          Founding Director, Vice President and         None
Trustee                        Serves until a successor     Corporate Secretary, The Winthrop Group,
                               trustee is elected or        Inc. (consulting firm) (1982-present);
                               earlier retirement or        Desautels Faculty of Management, McGill
                               removal.                     University (1999 - present); and Manager
                                                            of Research Operations and Organizational
                                                            Learning, Xerox PARC, Xerox's advance
                                                            research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)       Trustee since 1994.          President and Chief Executive Officer,        Director of New America
Trustee                        Serves until a successor     Newbury, Piret & Company, Inc. (investment    High Income Fund, Inc.
                               trustee is elected or        banking firm) (1981 - present)                (closed-end investment
                               earlier retirement or                                                      company) (2004 -
                               removal.                                                                   present); and member,
                                                                                                          Board of Governors,
                                                                                                          Investment Company
                                                                                                          Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)           Trustee since 1994.          Senior Counsel, Sullivan & Cromwell LLP       Director, The Swiss
Trustee                        Serves until a successor     (law firm) (1998 - present); and Partner,     Helvetia Fund, Inc.
                               trustee is elected or        Sullivan & Cromwell LLP (prior to 1998)       (closed-end investment
                               earlier retirement or                                                      company); and Director,
                               removal.                                                                   Invesco, Ltd. (formerly
                                                                                                          AMVESCAP, PLC)
                                                                                                          (investment manager)
                                                                                                          (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 55

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                         Other Directorships
Position Held with the Fund    Length of Service            Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*       Trustee since 1994.          Non-Executive Chairman and a director of      None
Trustee, President and         Serves until a successor     Pioneer Investment Management USA Inc.
Chief Executive Officer of     trustee is elected or        ("PIM-USA"); Chairman and a director of
the Fund                       earlier retirement or        Pioneer; Chairman and Director of Pioneer
                               removal.                     Institutional Asset Management, Inc.
                                                            (since 2006); Director of Pioneer
                                                            Alternative Investment Management Limited
                                                            (Dublin) (until October 2011); President
                                                            and a director of Pioneer Alternative
                                                            Investment Management (Bermuda) Limited
                                                            and affiliated funds; Deputy Chairman and
                                                            a director of Pioneer Global Asset
                                                            Management S.p.A. ("PGAM") (until April
                                                            2010); Director of Nano-C, Inc. (since
                                                            2003); Director of Cole Management Inc.
                                                            (2004 - 2011); Director of Fiduciary
                                                            Counseling, Inc. (until December 2011);
                                                            President of all of the Pioneer Funds; and
                                                            Retired Partner, Wilmer Cutler Pickering
                                                            Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*      Trustee since 2007.          Director, CEO and President of PIM-USA        None
Trustee and Executive          Serves until a successor     (since February 2007); Director and
Vice President                 trustee is elected or        President of Pioneer and Pioneer
                               earlier retirement or        Institutional Asset Management, Inc.
                               removal.                     (since February 2007); Executive Vice
                                                            President of all of the Pioneer Funds
                                                            (since March 2007); Director of PGAM
                                                            (2007 - 2010); Head of New Europe Division,
                                                            PGAM (2000 - 2005); Head of New Markets
                                                            Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are Officers or directors of the Fund's investment adviser and certain of its affiliates.

56 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                         Other Directorships
Position Held with the Fund    Length of Service            Principal Occupation                          Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)     Since 2003. Serves at the    Vice President and Associate General          None
Secretary                      discretion of the Board.     Counsel of Pioneer since January 2008 and
                                                            Secretary of all of the Pioneer Funds
                                                            since June 2010; Assistant Secretary of
                                                            all of the Pioneer Funds from September
                                                            2003 to May 2010; and Vice President and
                                                            Senior Counsel of Pioneer from July 2002
                                                            to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)         Since 2010. Serves at the    Fund Governance Director of Pioneer since     None
Assistant Secretary            discretion of the Board.     December 2006 and Assistant Secretary of
                                                            all the Pioneer Funds since June 2010;
                                                            Manager - Fund Governance of Pioneer from
                                                            December 2003 to November 2006; and Senior
                                                            Paralegal of Pioneer from January 2000 to
                                                            November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)              Since 2010. Serves at the    Counsel of Pioneer since June 2007 and        None
Assistant Secretary            discretion of the Board.     Assistant Secretary of all the Pioneer
                                                            Funds since June 2010; and Vice President
                                                            and Counsel at State Street Bank from
                                                            October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)           Since 2008. Serves at the    Vice President - Fund Treasury of Pioneer;    None
Treasurer and Chief            discretion of the Board.     Treasurer of all of the Pioneer Funds
Financial and Accounting                                    since March 2008; Deputy Treasurer of
Officer of the Fund                                          Pioneer from March 2004 to February 2008;
                                                            and Assistant Treasurer of all of the
                                                            Pioneer Funds from March 2004 to February
                                                            2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)          Since 2000. Serves at the    Assistant Vice President - Fund Treasury      None
Assistant Treasurer            discretion of the Board.     of Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)             Since 2002. Serves at the    Fund Accounting Manager - Fund Treasury of    None
Assistant Treasurer            discretion of the Board.     Pioneer; and Assistant Treasurer of all of
                                                            the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 57

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                         Other Directorships
Position Held with the Fund    Length of Service            Principal Occupation                          Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)          Since 2009. Serves at the    Fund Administration Manager - Fund            None
Assistant Treasurer            discretion of the Board.     Treasury of Pioneer since November 2008;
                                                            Assistant Treasurer of all of the Pioneer
                                                            Funds since January 2009; and Client
                                                            Service Manager - Institutional Investor
                                                            Services at State Street Bank from March
                                                            2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)           Since 2010. Serves at the    Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer       discretion of the Board.     all the Pioneer Funds since March 2010;
                                                            Director of Adviser and Portfolio
                                                            Compliance at Pioneer since October 2005;
                                                            and Senior Compliance Officer for Columbia
                                                            Management Advisers, Inc. from October
                                                            2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (41)          Since 2006. Serves at the    Director--Transfer Agency Compliance of        None
Anti-Money Laundering          discretion of the Board.     Pioneer and Anti-Money Laundering Officer
Officer                                                     of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

58 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

                           This page for your notes.


                     Pioneer Emerging Markets Fund | Annual Report | 11/30/12 59

                           This page for your notes.


60 Pioneer Emerging Markets Fund | Annual Report | 11/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2013 Pioneer Investments 19445-06-0113

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $38,832 in 2012 and approximately $40,886 in 2011.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended
November 30, 2012 and 2011.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2012 and $8,290 in 2011.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services
provided to the Fund during the fiscal years ended
November 30, 2012 and 2011.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2012 and 2011, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2012 and $8,290 in 2011.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Emerging Markets Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 29, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 29, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 29, 2013

* Print the name and title of each signing officer under his or her signature.